UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: January 16, 2009
(Date of earliest event reported)
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 West Dr. Martin Luther King Jr. Boulevard
Suite 101
Tampa, Florida	33607

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Explanatory Note
This Amendment to the Current Report on Form 8-K, dated January 16, 2009 (“Form 8-K”), filed by Comprehensive Care Corporation (“CompCare”) on January 23, 2009 relating to the merger agreement with Core Corporate Consulting Group, Inc. (“Core”) is being filed solely to provide Core’s audited financial statements and the unaudited pro forma financial information required pursuant to Item 9.01 of Form 8-K. Unless otherwise indicated below, the information contained in the Form 8-K remains unchanged.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

The audited financial statements of Core for the year ended December 31, 2008 are filed as Exhibit 99.1 of this amended Current Report and are incorporated in their entirety herein by reference include:
•	Balance Sheet as of December 31, 2008

•	Statements of Operations and Stockholder’s Equity and Cash Flows for the period ended December 31, 2008 and the notes related thereto.
(b)	Pro Forma Unaudited Financial Information

Unaudited pro forma condensed consolidated financial statements for CompCare as of December 31, 2008 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)	Exhibits

23.1	Consent of independent registered public accounting firm.
99.1	Audited financial statements listed in Item 9.01 (a).
99.2	Unaudited pro forma condensed consolidated financial statements listed in Item 9.01 (b).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Giuseppe Crisafi
	Name:	Giuseppe Crisafi
	Title:	Chief Financial Officer

Date: April 6, 2009

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